SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 11, 2004 (Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure

Deere & Company One John Deere Place Moline, IL 61265 USA Phone: 309-765-8000 www.deere.com

DEERE EARNINGS CONFERENCE CALL TO BE BROADCAST ON WEBSITE

MOLINE, IL (May 11, 2004) -- Deere & Company today said its second-quarter earnings conference call would be broadcast over the Internet on Tuesday, May 18, beginning at 9:00 a.m. CDT. During the call, the company's financial and operating performance will be discussed with analysts, investors and other members of the financial community.

The conference call can be accessed at www.deere.com/confcall. An archived version will be available on the Deere website for a period of time afterward.

The Deere earnings release, and other financial information referred to in the conference call, can be accessed at www.deere.com/financialreports.

John Deere is the world's most foremost producer of agricultural equipment as well as a leading manufacturer of construction, forestry, and commercial and consumer equipment. The company also provided credit, special technology, and managed health-care products and services.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ JAMES H. BECHT James H. Becht Secretary

Dated: May 11, 2004